Exhibit 77I

ITEM 77I/77Q1(d) - TERMS OF NEW OR AMENDED SECURITIES:

The Amended and Restated Rule 18f-3 Multi-Class Plan, dated June 28, 2011, is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 94 to the Registration Statement of the Registrant on Form Type 485(b) filed on June 28, 2011, ACCESSION NO. 0001193125-11-175770.